                                                                    Exhibit 10.2


                                                                  EXECUTION COPY

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                        MACRONIX INTERNATIONAL CO., LTD.

                                       TO

                              THE BANK OF NEW YORK

                                   as Trustee

                                ----------------

                                    Indenture

                          Dated as of February 10, 2003

                                ----------------

                     Zero Coupon Convertible Bonds Due 2008

                     ---------------------------------------

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                                TABLE OF CONTENTS

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Parties.................................................................................................         1
Recitals of the Company.................................................................................         1

                                                    ARTICLE ONE

                              DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.          Definitions.......................................................................         1
SECTION 102.          Compliance Certificates and Opinions..............................................        12
SECTION 103.          Form of Documents Delivered to Trustee............................................        12
SECTION 104.          Acts of Holders; Record Dates.....................................................        13
SECTION 105.          Notices to Trustee and Company....................................................        14
SECTION 106.          Notice to Holders; Waiver.........................................................        14
SECTION 107.          Effect of Headings and Table of Contents..........................................        15
SECTION 108.          Successors and Assigns............................................................        15
SECTION 109.          Separability Clause...............................................................        15
SECTION 110.          Benefits of Indenture.............................................................        15
SECTION 111.          Governing Law and Jurisdiction....................................................        16
SECTION 112.          Legal Holidays....................................................................        16

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.          Forms Generally...................................................................        17
SECTION 202.          Form of Face of Security..........................................................        17
SECTION 203.          Form of Reverse of Security.......................................................        21
SECTION 204.          Form of Trustee's Certificate of Authentication...................................        28
SECTION 205.          Form of Holder's Redemption Notice................................................        29
SECTION 206.          Form of Conversion Notice.........................................................        30

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.          Title and Terms...................................................................        33
SECTION 302.          Denominations.....................................................................        34
SECTION 303.          Execution, Authentication, Delivery and Dating....................................        34
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SECTION 304.          Temporary Securities..............................................................        35
SECTION 305.          Registration, Registration of Transfer and Exchange...............................        35
SECTION 306.          Mutilated, Destroyed, Lost and Stolen Securities..................................        38
SECTION 307.          No Interest Payable...............................................................        39
SECTION 308.          Persons Deemed Owners.............................................................        39
SECTION 309.          Cancellation......................................................................        39
SECTION 310.          Computation of Interest...........................................................        39
SECTION 311.          ISIN Numbers......................................................................        39
SECTION 312.          Over-Allotment Option.............................................................        40
SECTION 313.          Ranking...........................................................................        40

                                                    ARTICLE FOUR

                                             SATISFACTION AND DISCHARGE

SECTION 401.          Satisfaction and Discharge of Indenture...........................................        40
SECTION 402.          Application of Trust Money........................................................        41

                                                    ARTICLE FIVE

                                                      REMEDIES

SECTION 501.          Events of Default.................................................................        42
SECTION 502.          Acceleration of Maturity; Rescission and Annulment................................        44
SECTION 503.          Collection of Indebtedness and Suits for Enforcement by Trustee...................        44
SECTION 504.          Trustee May File Proofs of Claim..................................................        45
SECTION 505.          Trustee May Enforce Claims Without Possession of Securities.......................        45
SECTION 506.          Application of Money Collected....................................................        46
SECTION 507.          Limitation on Suits...............................................................        46
SECTION 508.          Unconditional Right of Holders to Receive Principal, Premium and Interest and
                      to Convert........................................................................        47
SECTION 509.          Restoration of Rights and Remedies................................................        47
SECTION 510.          Rights and Remedies Cumulative....................................................        47
SECTION 511.          Delay or Omission Not Waiver......................................................        47
SECTION 512.          Control by Holders................................................................        48
SECTION 513.          Waiver of Past Defaults...........................................................        48
SECTION 514.          Undertaking for Costs.............................................................        48
SECTION 515.          Waiver of Stay or Extension Laws..................................................        49
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                                                    ARTICLE SIX

                                                    THE TRUSTEE

SECTION 601.          Certain Duties and Responsibilities...............................................        49
SECTION 602.          Notice of Defaults................................................................        50
SECTION 603.          Certain Rights of Trustee.........................................................        50
SECTION 604.          Not Responsible for Recitals or Issuance of Securities............................        52
SECTION 605.          May Hold Securities...............................................................        52
SECTION 606.          Money Held in Trust...............................................................        52
SECTION 607.          Compensation and Reimbursement....................................................        53
SECTION 608.          Disqualification; Conflicting Interests...........................................        53
SECTION 609.          Corporate Trustee Required; Eligibility...........................................        54
SECTION 610.          Resignation and Removal; Appointment of Successor.................................        54
SECTION 611.          Acceptance of Appointment by Successor............................................        55
SECTION 612.          Merger, Conversion, Consolidation or Succession to Business.......................        56
SECTION 613.          Preferential Collection of Claims Against Company.................................        56
SECTION 614.          Appointment of Authenticating Agent...............................................        56

                                                   ARTICLE SEVEN

                                 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.          Company to Furnish Trustee Names and Addresses of Holders.........................        58
SECTION 702.          Preservation of Information; Communications to Holders............................        58
SECTION 703.          Reports by Trustee................................................................        59
SECTION 704.          Reports by Company................................................................        59

                                                   ARTICLE EIGHT

                                CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.          Company May Consolidate, Etc., Only on Certain Terms..............................        59
SECTION 802.          Successor Substituted.............................................................        61

                                                    ARTICLE NINE

                                              SUPPLEMENTAL INDENTURES

SECTION 901.          Supplemental Indentures Without Consent of Holders................................        61
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SECTION 902.          Supplemental Indentures with Consent of Holders...................................        62
SECTION 903.          Execution of Supplemental Indentures..............................................        62
SECTION 904.          Effect of Supplemental Indentures.................................................        63
SECTION 905.          Reference in Securities to Supplemental Indentures................................        63

                                                    ARTICLE TEN

                                                     COVENANTS

SECTION 1001.         Payment of Principal, Premium and Interest........................................        63
SECTION 1002.         Maintenance of Office or Agency...................................................        63
SECTION 1003.         Money for Security Payments to Be Held in Trust...................................        64
SECTION 1004.         Statement by Officers as to Default...............................................        65
SECTION 1005.         Existence.........................................................................        65
SECTION 1006.         Maintenance of Properties.........................................................        65
SECTION 1007.         Payment of Taxes and Other Claims.................................................        66
SECTION 1008.         Restriction on Liens..............................................................        66
SECTION 1009.         Payment of Additional Amounts.....................................................        66
SECTION 1010.         Compliance with Provisions of Agency Agreement....................................        67

                                                   ARTICLE ELEVEN

                                              REDEMPTION OF SECURITIES

SECTION 1101.         Right of Redemption...............................................................        67
SECTION 1102.         Applicability of Article..........................................................        68
SECTION 1103.         Election to Redeem; Notice to Trustee.............................................        68
SECTION 1104.         Selection by Trustee of Securities to Be Redeemed.................................        69
SECTION 1105.         Notice of Redemption..............................................................        69
SECTION 1106.         Deposit of Redemption Price.......................................................        70
SECTION 1107.         Securities Payable on Redemption Date.............................................        71
SECTION 1108.         Securities Redeemed in Part.......................................................        71

                                                   ARTICLE TWELVE

                                          REPURCHASE AT OPTION OF HOLDERS

SECTION 1201.         Repurchase at Option of Holders...................................................        71
SECTION 1202.         Offer to Repurchase...............................................................        71
SECTION 1203.         Notice to Trustee.................................................................        72
SECTION 1204.         Deposit of Repurchase Price.......................................................        72
SECTION 1205.         Securities Payable on Repurchase Date.............................................        73
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SECTION 1206.         Securities Repurchased in Part....................................................        73
SECTION 1207.         Tender Offer......................................................................        73

                                                  ARTICLE THIRTEEN

                                                     [RESERVED]

                                                  ARTICLE FOURTEEN

                                              CONVERSION OF SECURITIES

SECTION 1401.         Conversion Right..................................................................        73
SECTION 1402.         Exercise of Conversion Right......................................................        74
SECTION 1403.         Fractions of Shares...............................................................        75
SECTION 1404.         Adjustment of Share Conversion Price..............................................        75
SECTION 1405.         Notice of Adjustments of Conversion Price.........................................        83
SECTION 1406.         [Reserved]........................................................................        83
SECTION 1407.         Special Conversion Price Reset....................................................        83
SECTION 1408.         Notice of Certain Corporate Action................................................        84
SECTION 1409.         Taxes on Conversions..............................................................        86
SECTION 1410.         Covenants Relating to Conversion..................................................        87
SECTION 1411.         Cancellation of Converted Securities..............................................        88
SECTION 1412.         [Reserved]........................................................................        88
SECTION 1413.         Trustee Adjustment Disclaimer.....................................................        88
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of the Indenture.

                  INDENTURE, dated as of February 10, 2003, between Macronix International Co., Ltd. (herein called the "Company"), a corporation duly organized and existing under the laws of the Republic of China (the "ROC"), having its principal office at No.16, Li Hsin Road, Science-Based Industrial Park, Hsinchu, Taiwan, ROC, and The Bank of New York, a New York banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of its Zero Coupon Convertible Bonds Due 2008 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase and acceptance of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders from time to time of the Securities, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.      Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the ROC, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Amounts" has the meaning specified in Section 203.

                  "Adjustment Amount" has the meaning specified in Section 203.

                  "ADRs" means American depository receipts of the Company issued from time to time.

                  "ADRs Current Market Price" on any date means the average ADS Market Price for the 30 consecutive ADS Trading Days commencing 45 ADS Trading Days before such date, and when used with respect to any issuance or distribution, means the average ADS Market Price for the 30 consecutive ADS Trading Days selected by the Company commencing not more than 45 ADS Trading Days before the first date on which the ADSs delivered upon conversion of the Securities trade in a regular way on the Nasdaq National Market or such other applicable securities exchange or in any applicable securities market without the right to receive such issuance or distribution.

                  "ADS Market Price" means for any ADS Trading Day the closing price of the ADSs on the Nasdaq National Market or other applicable securities exchange on which the ADSs are listed on such day or, if no reported sales take place on such day, the average of the reported closing bid and offered prices, in either case as reported by the Nasdaq National Market or other applicable securities exchange on which the ADSs are listed for such day as furnished by a reputable and independent broker-dealer selected from time to time by the Company for this purpose.

                  "ADS Trading Day" means, with respect to the ADSs, a day when the Nasdaq National Market or other applicable securities exchange on which the ADSs are quoted or listed is open for business; provided, however, if no transaction price or closing bid and offered prices are reported by the Nasdaq National Market (or furnished by a broker-dealer as aforesaid) in respect of the ADSs for one or more ADS Trading Days, such day or days will be disregarded in any relevant calculation and will be deemed not to have existed when ascertaining any period of consecutive ADS Trading Days.

                  "ADSs" or "American Depository Shares" means American depository shares evidenced by the ADRs.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Member" with respect to any Global Security means a member of or participant in the Depositary for such Global Security.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

                  "Authorized Officer" means the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, the President, Vice President or Director of Finance Division of the Company or any other officer of the Company authorized pursuant to a Board Resolution, a power of attorney or other available means to act on behalf of the Company.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, the President, Vice President or Director of Finance Division of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means, in any location, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such location are authorized or obligated by law or executive order to close. Unless stated otherwise, Business Day shall mean a Business Day in The City of New York and London.

                  "Capital Distribution" means any cash dividend, distribution of cash or distribution of assets in specie made by the Company for any fiscal year unless:

                  (i) (and to the extent that) it does not (when taken together with all dividends or distributions by the Company of cash or assets previously made or paid in respect of all periods ending after September 30, 2002) exceed 5% of the Market Capitalization of the Company at the time of announcement of such dividend or distribution;

                  (ii) if it would exceed the amount available under (i) above, (and to the extent that) it (when taken together with all other dividends or distributions by the Company of cash or assets charged or provided for in the accounts of the Company for that period) does not exceed the aggregate amount of dividends (excluding stock dividends) and distributions on such class of capital charged or provided for in the accounts of the Company for the immediately preceding fiscal year. In computing such amounts, the value of such dividends and distributions and adjustments as are in the opinion of the Company's auditors appropriate to the circumstances shall be taken into account; or

                  (iii) it comprises a purchase or redemption of share capital of the Company, provided, in the case of purchases of Common Shares or ADSs by the Company, that the average price (before expenses) in any one day in respect of such purchases does not exceed, (x) in the case of the purchase or redemption of Common Shares, by more than 5% of the Current Market Price or (y) in the case of the purchase of ADS, by more than 5% of the ADS Current Market Price, in each case either (A) on that day, or (B) where an announcement has been made of the intention to purchase Common Shares or ADSs at some future date at a specified price, on the Trading Day or ADS Trading Day, as the case may be, immediately preceding the date of such announcement.

                  "Clearstream" means Clearstream Banking, societe anonyme (or any successor entity).

                  "Closed Period" has the meaning specified in Section 203.

                  "Closing Date" means February 10, 2003, and shall include any Optional Closing Date if any Optional Securities are issued.

                  "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Depositary" means The Bank of New York, in its capacity as depository of Global Securities on behalf of Euroclear or Clearstream or both, until a successor Common Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Common Depositary" shall mean such successor Common Depositary.

                  "Common Shares" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 801, shares issuable on conversion of Securities shall include only shares of the class designated as Common Shares of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company (except for any right the record date for which precedes the Conversion Date for such Securities; with respect to preemptive rights in connection with rights issues and rights to dividends, except in the case where the record date for closure of the Company's register of shareholders for a shareholders' meeting precedes such Conversion Date; and except for any other right excluded by mandatory provisions of applicable law) and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board of Directors or the President of the Company, and by any other Authorized Officer and delivered to the Trustee.

                  "Conversion Agent" means any Person authorized by the Company to administer the conversion of the Securities on behalf of the Company. The Company has initially appointed the Trustee as its Conversion Agent in London, and as long as the Securities are listed on the Luxembourg Stock Exchange or in the event that Individual Securities are issued, The Bank of New York (Luxembourg) S.A. in Luxembourg.

                  "Conversion Date" means, with respect to any Security, the next day following the Deposit Date with respect to such Security that is a Trading Day for the Common Shares and occurs during the Conversion Period.

                  "Conversion Notice" has the meaning specified in Section 203, a form of which is provided in Section 206.

                  "Conversion Period" has the meaning specified in Section 203.

                  "Conversion Right" has the meaning specified in Section 203.

                  "Corporate Trust Office" means the principal office of the Trustee in The London, at which at any particular time its corporate trust business shall be administered.

                  "Corporation" means a corporation, association, company, joint-stock company or business trust.

                  "Current Market Price" on any date means the average Market Price for the 30 consecutive Trading Days commencing 45 Trading Days before such date, and when used with respect to any issuance or distribution, means the average Market Price for the 30 consecutive Trading Days selected by the Company commencing not more than 45 Trading Days before the first date on which the Common Shares delivered upon conversion of the Securities trade in a regular way on the Taiwan Stock Exchange or such other applicable securities exchange or in any applicable securities market without the right to receive such issuance or distribution.

                  "Debt" means, with respect to any Person at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with the generally accepted accounting principles applicable to such Person, (v) all Debt secured by any Encumbrance on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, (vi) all obligations of such Person to purchase securities or property, (vii) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument and (viii) all Debt of others guaranteed by such Person.

                  "Delisting" has the meaning specified in Section 203.

                  "Depositary" means each of Clearstream and Euroclear.

                  "Deposit Date" means the date on which any Security and the Conversion Notice (in duplicate) relating thereto are deposited and the payments, if any, required to be paid by the Holder are made in accordance with
Section 1402, or if that day is not a Business Day in the location of the Conversion Agent, the next succeeding Business Day.

                  "Distribution Compliance Period" means the period up to and including the 40th day following the later of (i) the day that Credit Suisse First Boston (Europe) Limited, as representative of the several initial purchasers of the Securities, advises the Company and the Trustee of the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the last Closing Date.

                  "Early Redemption Amount" has the meaning specified in Section 203.

                  "Encumbrance" has the meaning specified in Section 1008.

                  "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear Clearance System (or any successor entity).

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the U.S. Securities Exchange Act of 1934 and any statute successors thereto, in each case as amended from time to time.

                  "First Optional Redemption Period" means the period starting on November 11, 2003 and ending on August 10, 2004.

                  "Global Security" means a Security that is registered in the Security Register in the name of a Depositary.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Holder's Redemption Notice" has the meaning specified in
Section 203, a form of which is provided in Section 205.

                  "Indebtedness" has the meaning specified in Section 501.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                  "Individual Security" has the meaning specified in Section
305.

                  "International Investment Securities" means bonds, debentures, notes or other similar investment securities of the Company or any other Person evidencing indebtedness with a maturity of not less than one year, or any guarantees thereof, which (i) either (x) are by their terms payable, or confer a right to receive payment, in any currency other than New Taiwan Dollars or (y) are denominated in New Taiwan Dollars and more than 50% of the aggregate principal amount thereof is initially distributed outside the ROC by or with the authorization of the Company and (ii) are for the time being, or are intended to be, quoted, listed, ordinarily dealt in or traded, in each case, primarily on any stock exchange or over-the-counter or other securities market outside the ROC.

                  "Luxembourg Stock Exchange" means the Societe de la Bourse de Luxembourg S.A.

                  "Market Capitalization" on any date means the product of (i) the Current Market Price and (ii) the number of outstanding Common Shares of the Company on such date.

                  "Market Price" means for any Trading Day with respect to the Common Shares, the closing sales price of the Common Shares on the Taiwan Stock Exchange on such day or, if no reported sales take place on such day, the average of the reported closing bid and offered prices, in either case as reported by the Taiwan Stock Exchange for such day as furnished by a leading independent securities firm in the ROC selected from time to time by the Company and approved by the Trustee for this purpose.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Maturity Date", when used with respect to the Securities, means the Stated Maturity of the Securities, which shall be February 10, 2008.

                  "Next Redemption Amount" has the meaning specified in Section 203.

                  "Non-Electing Shares" has the meaning specified in Section
801.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board and by any other Authorized Officer of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                  "Optional Closing Date" means each time for the delivery of and payment for the Optional Securities.

                  "Optional Securities" has the meaning set forth in the definition of "Securities".

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any

         Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Over-Allotment Option" has the meaning specified in Section 312.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of, premium (if any) or interest (if any) on, any Securities on behalf of the Company. The Company has initially appointed the Trustee as its Paying Agent in London, and as long as the Securities are listed on the Luxembourg Stock Exchange or in the event that Individual Securities are issued, The Bank of New York (Luxembourg) S.A. in Luxembourg.

                  "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Prevailing Rate" has the meaning specified in Section 203.

                  "Proceeding" has the meaning specified in Section 111.

                  "Put Date" has the meaning specified in Section 203.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regulation S" means Regulation S promulgated under the Securities Act, or any successor provision thereto.

                  "Repurchase Date", when used with respect to any Security to be repurchased, means the date fixed for such repurchase pursuant to this Indenture.

                  "Repurchase Price", when used with respect to any Security to be repurchased, means the price at which it is to be repurchased pursuant to this Indenture.

                  "Responsible Officer", when used with respect to the Trustee, means any vice president, assistant vice president, assistant treasurer, assistant secretary or other officer associated with the Corporate Trust Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

                  "ROC" means the Republic of China.

                  "Second Optional Redemption Period" means the period starting on August 11, 2004 and ending on February 10, 2008.

                  "Securities" has the meaning specified in the first Recital of the Company comprising the US$80,000,000 aggregate principal amount of the Securities and any additional Securities of up to US$20,000,000 aggregate principal amount (the "Optional Securities") to be issued pursuant to the Over-Allotment Option.

                  "Securities Act" means the U.S. Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

                  "Security Register" has the meaning specified in Section 305.

                  "Share Conversion Price" has the meaning specified in Section 203.

                  "Special Conversion Price Reset" has the meaning specified in
Section 1407.

                  "Special Reset Date" has the meaning specified in Section
1407.

                  "Special Reset Market Price" means the lowest of the average of the Market Prices for the 10, 15 or 20 consecutive Trading Days immediately preceding (and including) the Special Reset Date.

                  "Stated Maturity", when used with respect to any Security, means the date specified in such Security as the fixed date on which the principal of such Security or any premium on such Security is due and payable.

                  "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Taiwan Stock Exchange" means The Taiwan Stock Exchange Corporation.

                  "Trading Day" has the meaning specified in Section 203.

                  "Transfer Agent" means any Person authorized by the Company to administer the transfer or exchange of the Securities. The Company has initially appointed the Trustee as its Transfer Agent in London, and as long as the Securities are listed on the Luxembourg Stock Exchange or in the event that Individual Securities are issued, The Bank of New York (Luxembourg) S.A. in Luxembourg.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the U.S. Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the U.S. Trust Indenture Act of 1939 as so amended.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102.      Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture has been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or request as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such application or request, no additional certificate or opinion needs to be furnished. Each certificate or opinion, and any certificate evidencing a determination required to be made by the Company under the Indenture, shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements set forth hereunder.

                  Every certificate or opinion with respect to compliance by or on behalf of the Company with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.      Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.      Acts of Holders; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The Company may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, election, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  (d) The ownership of Securities shall be proved by the Security Register.

                  (e) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.      Notices to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office at 48F, One Canada Square, London E14 5AL, Attention: Global Trust Services, with a copy to the Trustee at its Singapore branch at One Temasek Avenue, 02-01 Millenia Tower, 039192, Singapore; Attention:
         Global Trust Services, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.      Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if (i) in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice and (ii) published in an English language newspaper of general circulation in Europe approved by the Trustee (the Trustee hereby approves the Financial Times in such location), and, so long as the Securities are listed on the Luxembourg Stock Exchange, published in a newspaper of general circulation in Luxembourg approved by the Trustee

(the Trustee hereby approves the Luxemburger Wort in such location). Any such notice shall be deemed to have been given on the first date on which both conditions shall have been met.

                  In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Securities by mail, then such notification to such Holders as shall be given with the approval of the Trustee shall constitute a sufficient notice to such Holders for every purpose hereunder.

                  In case by reason of any other cause it shall be impracticable to publish any notice to Holders of Securities as provided in this Section 106, then such notification to such Holders as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

SECTION 107.      Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 108.      Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 109.      Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 110.      Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 111.      Governing Law and Jurisdiction.

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York. If any suit, action or proceeding shall be brought by a Holder or by the Trustee in order to enforce any remedy under the Indenture or under the Securities (a "Proceeding"), the Company hereby, with respect to any such Proceeding, consents and irrevocably and unconditionally submits to the non-exclusive jurisdiction of any United States federal or New York State court sitting in The Borough of Manhattan, The City of New York, and irrevocably and unconditionally agrees that all claims with respect to such Proceeding may be heard and determined in such federal or New York State court. The Company irrevocably and unconditionally waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such Proceeding and any objection to such Proceeding whether on the grounds of venue, residence or domicile. The Company irrevocably and unconditionally appoints Macronix America, Inc. at its office at 1338 Ridder Park Drive, San Jose, California 95131, as its authorized agent for service of process to serve in such capacity until the later of 12 years from the date of this Indenture or this Indenture is fully discharged. If for any reason such person shall cease to be such agent for service of process, the Company shall forthwith appoint a new agent for service of process in the State of New York and deliver to the Trustee a copy of the new agent's acceptance of that appointment within 30 days. The Company agrees that service of process upon such agent by registered mail, prepaid, return receipt requested at the above address, or at the last address as may be provided to the Trustee by such agent in accordance with Section 105, shall be deemed in every respect effective service of process upon the Company in any Proceeding. Nothing herein shall affect the right to serve process in any other manner permitted by law.

SECTION 112.      Legal Holidays.

                  In any case where any Redemption Date, Repurchase Date or Stated Maturity of any Security or the last day of the Conversion Period shall not be a Business Day in The City of New York and the place of payment (or in the case of the last day of the Conversion Period, a Trading Day), then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal or premium (if any) or interest (if any) or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day in The City of New York and the place of payment (or in the case of the last day of the Conversion Period, the next succeeding Trading
Day) with the same force and effect as if made on the Redemption Date or Repurchase Date, at the Stated Maturity or on such last day of the Conversion Period, provided that no interest shall accrue for the period from and after such Redemption Date, Repurchase Date, Stated Maturity or last day of the Conversion Period, as the case may be.

                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.      Forms Generally.

                  The Securities, the Conversion Notice, the Holder's Redemption Notice and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  The Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  The Trustee's certificate of authentication shall be in substantially the form set forth in Section 204.

                  The Securities will be offered and sold in their initial distribution in reliance on Regulation S and shall be issued in the form of one or more Global Securities, in fully registered form without interest coupons, substantially in the form set forth herein with such legends as are provided for in Section 202. Such Global Securities shall be registered in the name of a nominee of the Common Depositary and deposited with the Common Depositary, as custodian for Euroclear and Clearstream, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Euroclear and Clearstream will credit, on their internal systems, the respective principal amounts of the individual beneficial interests in the Securities represented by the Global Securities to the Agent Members of Euroclear and Clearstream. These accounts will initially be designated by or on behalf of the Credit Suisse First Boston (Europe) Limited. Ownership of beneficial interests in the Global Securities will be limited to Agent Members and persons who hold interests through Agent Members. Beneficial interests in the Global Securities will be shown on, and transfers thereof will be effective only through, records maintained by Euroclear and Clearstream and their Agent Members.

SECTION 202.      Form of Face of Security.

                  [INCLUDE IF SECURITY IS A GLOBAL SECURITY] [THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF, WHICH MAY BE

TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS GLOBAL SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE.]

                  THE BONDS EVIDENCED HEREBY AND THE COMMON SHARES OF MACRONIX INTERNATIONAL CO., LTD. ("MACRONIX") ISSUABLE UPON CONVERSION OF THE BONDS EVIDENCED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND PRIOR TO THE EXPIRATION OF 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE BONDS AND THE LATEST CLOSING DATE OF THE OFFERING (THE "DISTRIBUTION COMPLIANCE PERIOD"), SUCH BONDS MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT TO A PERSON OTHER THAN A U.S. PERSON, OR
(2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. EACH HOLDER AND BENEFICIAL OWNER, BY ITS ACCEPTANCE OF THE BONDS EVIDENCED HEREBY, REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING RESTRICTIONS.

                        MACRONIX INTERNATIONAL CO., LTD.

                     ZERO COUPON CONVERTIBLE BONDS DUE 2008

No. 1                                                   US$80,000,000
ISIN No. XS0162112063
Common Code 016211206

                  Macronix International Co., Ltd., a corporation duly organized and existing under the laws of the Republic of China (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to The Bank of New York Depositary (Nominees) Limited, or registered assigns, the principal sum of EIGHTY MILLION United States Dollars (US$80,000,000) (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed US$100,000,000 in the aggregate at any time) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture) on February 10, 2008. Payment of the principal of, premium (if any) and interest (if any) on, this Security will be made at the offices of the Trustee or Paying Agent or at any office or agency maintained for that purpose pursuant to Section 1002, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of principal, premium (if any) and interest (if any) may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The statements set forth in the legends set forth above are an integral part of the terms of this Security and by acceptance hereof each holder of this Security agrees to be subject to and bound by the terms and provisions set forth in such legends.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

[Corporate Seal]

                                             MACRONIX INTERNATIONAL CO., LTD.

                                             By:______________________________
                                                Name:
                                                Title:

Attest:

By:______________________________
   Name:
   Title:

SECTION 203.      Form of Reverse of Security.

                  This Security is one of a duly authorized issue of Securities of the Company designated as its Zero Coupon Convertible Bonds Due 2008 (herein called the "Securities"), limited in aggregate principal amount to US$80,000,000 (or US$100,000,000 if the Over-Allotment Option is exercised in full), issued and to be issued under an Indenture, dated as of February 10, 2003 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  This Security shall not bear any interest.

                  Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time during the Conversion Period (unless the Company defaults in making the payment due upon redemption), to convert this Security (or any portion of the principal amount hereof which is US$1,000 or any integral multiple thereof; provided that the unconverted portion of such principal amount is US$1,000 or any integral multiple thereof), at the principal amount hereof, or of such portion, into newly issued, fully paid and nonassessable Common Shares (the "Conversion Right"). The number of Common Shares to be issued upon conversion of this Security shall be equal to the quotient of (x) the principal amount of this Security (translated into New Taiwan dollars at the fixed exchange rate of NT$34.66 = US$1.00) divided by (y) the Share Conversion Price in effect on the Conversion Date. The price at which Common Shares will be issued upon conversion of this Security is the Share Conversion Price (the "Share Conversion Price"). The initial Share Conversion Price is NT$12.06 per Common Share. The Share Conversion Price may be subject to certain adjustments and resets as provided in the Indenture. If more than one Security shall be deposited for conversion at any one time by the same Holder, the number of Common Shares to be issued upon conversion thereof will be calculated on the basis of the aggregate principal amount of the Securities so deposited. Fractions of Common Shares will not be issued on conversion, and cash adjustments will not be made with respect thereto by the Company. Notwithstanding the foregoing, to the extent applicable, the Company will upon conversion of the Securities pay in U.S. dollars a sum equal to such portion of the principal amount of the Security or Securities deposited for conversion as corresponds to any fraction of a Common Share not issued as a aforesaid if such sum exceeds US$10. For the purpose of calculating the amount of such payment, the Market Price on the Trading Day prior to Conversion Date and the fixed exchange rate of NT$34.66 = US$1.00 shall be used.

                  No sinking fund is provided for this Security.

                  In order to exercise the Conversion Right, the Holder of any Security to be converted must complete, execute and deposit at his own expense during business hours on any Business Day (in the location where such Security is deposited for conversion) during the Conversion Period or the Closed Period at the offices of the Trustee or the Conversion Agent or at any office or agency maintained for that purpose pursuant to Section 1002 a notice that the Holder elects to convert such Security or, if less than the entire principal amount is to be converted, the portion thereof to be converted (a "Conversion Notice") in duplicate, duly completed and signed, in the form provided in Section 206 obtainable from such office or in such other form as may be approved by the Trustee, together with the Securities to be converted duly endorsed or assigned to the Company or in blank and any certificates and other documents as may be required under the law of the ROC or the jurisdiction in which such office shall be located.

                  In addition, the Indenture provides that in case of certain consolidations or mergers following which the Company is not the continuing entity or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified below, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of Common Shares into which this Security might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Shares failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-Electing Shares), assuming, if such consolidation, merger or transfer is prior to the commencement of the Conversion Period or during any Closed Period, that this Security were convertible at the time of such consolidation, merger or transfer at the initial Share Conversion Price specified above as adjusted from time to time pursuant to the Indenture.

                  The "Conversion Period" commences on March 12, 2003 and continues up to the close of business (at the place where the Securities are deposited for conversion) on January 11, 2008 or, if the Securities (or part of the Securities) shall have been called for redemption prior to January 18, 2008, then (with respect to the portion of the Securities called for redemption) up to the close of business (at the place aforesaid) on the date seven days prior to the Redemption Date thereof; provided, however, that the Conversion Right shall be suspended during, and the Conversion Period shall not include, any period during which under the laws and regulations of the ROC the Conversion Right cannot be exercised, which period currently includes 60 days prior to the date of the annual ordinary shareholders' meeting, 30 days prior to an extraordinary shareholders' meeting, the period starting from three Trading Days prior to our notification to the Taiwan Stock Exchange of the record date for the determination of shareholder rights with respect to distributions of stock dividends, cash dividends, shares from rights issues or other benefit or bonuses to such record date, or any such other period as determined by ROC law applicable from time to time (each such period, a "Closed Period"); and provided, further, however, that, if the Company shall default in making payment in full with respect to any Securities which shall have been called for redemption prior to the Maturity Date on the Redemption Date therefor, the Conversion Right attaching to such Securities will continue to be exercisable up to and including the close of business (at the place where the Securities are deposited for conversion) on the date upon which the full amount payable with respect to such Securities have been duly received by the Trustee or the Paying Agent and notice of such receipt has been duly given to the Holders thereof. The Company shall give Holders notice of any Closed Period.

                  The Company may on or at any time during the First Optional Redemption Period or the Second Optional Redemption Period, having given not less than 30 days' or more than 60 days' notice to the Holders (which notice will be irrevocable), redeem as a whole or only in part (being US$1,000,000 in principal amount or an integral multiple thereof) the Securities at a redemption price equal to the Early Redemption Amount; provided, however, that no such redemption may be made unless the average Market Price of the Common Shares translated into U.S. Dollars at the Prevailing Rate described below of the Common Shares for a period of 30 consecutive Trading Days, the last of which occurs not more than 5 days prior to the date upon which notice of such redemption is published, is at least, in the case of the First Optional Redemption Period, 125%, and in the case of the Second Optional Redemption Period, 120%, of the Share Conversion Price in effect on each such Trading Day translated into U.S. dollars at the fixed exchange rate of NT$34.66 = US$1.00.

                  The "Early Redemption Amount" of a Security, for each US$1,000 principal amount of the Securities, is the redemption amount of 100% of the principal amount of the Securities plus an amount of interest equal to the applicable Adjustment Amount. The "Adjustment Amount" of a Security, for each US$1,000 principal amount of the Security, means the amount that, together with the principal amount of the Securities, represents for the Holders a gross yield to the relevant redemption date identical to the yield per annum set for that relevant period calculated on an annual basis. The applicable Early Redemption Amount is calculated in accordance with the following formula, rounded to two decimal places with 0.005 being rounded upwards (provided that if the date fixed for redemption is a Redemption Date, the Redemption Amount shall be set out in the table below in respect of such Redemption Date):

                  Early Redemption Amount = Next Redemption Amount
                                            ----------------------
                                                 (1 + r)(d/p)

                  Next Redemption Amount = the Redemption Amount for each US$1,000 principal amount of the Securities on the Redemption Date immediately after the date fixed for redemption as set out below (or if the Securities are to be redeemed prior to February 10, 2004, US$1,000):

                          REDEMPTION
 REDEMPTION DATE          AMOUNT (US$)       YIELD (r)
-----------------         ------------       ---------
February 10, 2004            1,000             0.00%
February 10, 2005            1,020             1.00%
February 10, 2006            1,040             1.32%
February 10, 2007            1,060             1.47%
February 10, 2008            1,000             0.00%

                  r = the percentage yield, as set out above corresponding to the relevant Redemption Date and Redemption Amount.

                  d = number of days before the next Redemption Date but excluding the date fixed for redemption calculated on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

                  p = 360.

                  Upon the expiry of any such notice, the Company will be bound to redeem the Securities to which such notice relates at the price aforesaid applicable at the date fixed for redemption together with interest (if any) accrued to the applicable Redemption Date.

                  The "Prevailing Rate" for the translation of the average Market Price shall be the arithmetic average of the middle rate for the purchase of U.S. dollars with NT dollars quoted by Bank of Taiwan at the close of business on each day of the relevant 30 consecutive Trading Day period.

                  The Company may also redeem the Securities, in whole but not in part, at any time prior to the Maturity Date at a redemption price equal to the Early Redemption Amount, if at least 90% in principal amount of the Securities have already been redeemed, repurchased and cancelled, or converted.

                  If there shall occur an event giving rise to a change in the Share Conversion Price during any such 30 Trading Day period, appropriate adjustments for the relevant days approved by the Trustee shall be made for the purpose of calculating the average Market Price for such days. If the average Market Price cannot be determined for one or more consecutive Trading Days, such day or days will be disregarded in the relevant calculation and will be deemed not to have existed when ascertaining such 30 Trading Day period.

                  The term "Trading Day" means any day on which the Taiwan Stock Exchange is open for business; provided, however, if no transaction price or closing bid and offered prices are reported by the Taiwan Stock Exchange (or furnished by a reputable independent securities firm in Taiwan selected by the Company and approved by the Trustee) in respect of the Common Shares for one or more Trading Days, such day or days will be disregarded in any relevant calculation and will be deemed not to have existed when ascertaining any period of consecutive Trading Days.

                  In addition to redemption pursuant to the redemption provision described above and redemption pursuant to the redemption provision described below, the Securities are subject to redemption at the election of the Company upon not less than 30 days' nor more than 60 days' notice (which notice shall be irrevocable) at any time (but not if notice of redemption as provided above has already been given to Holders), as a whole but not in part, at a redemption price equal to the Early Redemption Amount, in the event that (i) the Company provides the Trustee with an Opinion of Counsel or an opinion of the Company's auditors immediately prior to the giving of a notice of redemption pursuant to this paragraph that it has or will become obliged to pay Additional Amounts in excess of the Additional Amounts payable with respect to a deduction or withholding at a rate of 20% of the amount of the relevant payment as a result of any change in, or amendment to, the laws or regulations of the ROC or any political subdivision or any authority thereof or therein having power to tax, or any change in the general application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after February 10, 2003 and (ii) such obligation cannot be avoided by the Company taking reasonable measures available to it; provided, further, however, that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts with respect to the Securities then due. Prior to the publication of any notice of redemption pursuant hereto, the Company shall deliver to the Trustee an Officers' Certificate stating that the obligation referred to in (i) above cannot be avoided by the Company taking reasonable measures available to the Company and the Trustee shall be entitled to accept such certificate as sufficient evidence of the satisfaction of the condition precedent set out in
(ii) above, in which event it shall be conclusive and binding on the Holders.

                  In addition to redemption pursuant to the redemption provisions described above, the Holder of this Security, at his election, is entitled, in accordance with the applicable provisions of the Indenture, to require the Company to redeem this Security (or any portion of the principal amount hereof which is US$1,000 or any integral multiple thereof; provided that the unredeemed portion of such principal amount is US$1,000 or any integral multiple thereof), on the dates specified below (each a "Put Date") at the redemption prices corresponding to the relevant Put Date:

                                REDEMPTION PRICE (OUTSTANDING
    PUT DATE                          PRINCIPAL AMOUNT)
-----------------               -----------------------------
February 10, 2004                           100%
February 10, 2005                           102%
February 10, 2006                           104%
February 10, 2007                           106%

                  To exercise such option, the Holder must deposit this Security with the Trustee or the Paying Agent together with a duly completed redemption notice (a "Holder's Redemption Notice") in the form specified in Section 205 obtainable from offices of the Trustee or the Paying Agent, not more than 60 days nor less than 30 days prior to the relevant Put Date. The Company shall give the Holders not less than 30 days' nor more than 60 days' prior notice of the commencement of the period for the deposit of the Securities for redemption pursuant to this paragraph. This Security once deposited may not be withdrawn without the prior consent of the Company except in the event of a Special Conversion Price Reset pursuant to Section 1407.

                  In the event that the Common Shares cease to be listed or admitted to trading on the Taiwan Stock Exchange (a "Delisting") , the Company shall give the Holders written notice of the Delisting not later than the day on which the Delisting becomes effective, and each Holder shall have the right, at such Holders' option, to require the Company to repurchase all (but not less than all) of such Holder's Securities on the 20th Business Day after written notice of the Delisting at a repurchase price equal to the Early Redemption Amount.

                  Unless previously redeemed, converted on purchased and cancelled as herein provided, the Company will redeem the Outstanding Securities at a redemption price equal to 100% of the outstanding principal amount thereof on the Maturity Date.

                  No Securities so deposited may be withdrawn (except as provided above or in the Indenture) without the prior consent of the Company.

                  Any notice of redemption given by the Company shall be without prejudice to the rights of Holders to require the Company to redeem the Securities as provided above and any such notice given by the Company shall not apply with respect to any Securities to which the option to redeem at their election as provided above shall be or has been exercised.

                  All payments of principal, premium (if any) and interest (if any), by the Company with respect to this Security will be made after any deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the government of the ROC or any authority thereof or therein having power to tax; provided that with respect to any such deduction or withholding from any such payment the Company will pay such additional amounts ("Additional Amounts") as will result in the receipt by the Holders of the amounts which would have been receivable in the absence of any such withholding or deduction, except that no Additional Amounts shall be payable with respect to this Security:

                  (i) to a Holder (or to a third party on behalf of a Holder) who is subject to such Additional Amounts with respect to this Security by reason of his being connected with the ROC otherwise than by merely holding this Security or by the receipt of principal, premium (if any) or interest (if any) with respect to any Securities or the enforcement of payment on such Securities; or

                  (ii) more than 30 days after the relevant date except to the extent that the Holder thereof would have been entitled to such Additional Amount on presenting the same for payment on the last day of such 30-day period.

                  For purposes of the preceding paragraph the "relevant date" in relation to any Security means (a) the due date for payment with respect thereto, or (b) (if the full amount payable on such due date has not been received in London by the Trustee or the Paying Agent on or prior to such due date) the date on which notice is duly given to the Holders that such amount has been so received.

                  References to principal, premium (if any) or interest (if any) with respect to this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth herein.

                  In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, redemption, repurchase or conversion of this Security in part only, the Trustee shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the then current procedures of Euroclear and Clearstream, in each case, to the extent applicable to such transaction.

                  If an Event of Default shall occur and be continuing, the principal of, premium (if any) and interest (if any) on, all the Securities on the date for repayment may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium (if any) or interest (if any) on, this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security or to redeem or repurchase this Security at the option of the Holders as provided in the Indenture.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the offices of the Transfer Agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Transfer Agent duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of US$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, the Conversion Agent, the Transfer Agent or the Paying Agent and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204.      Form of Trustee's Certificate of Authentication.

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Zero Coupon Convertible Bonds Due 2008 of Macronix International Co., Ltd. referred to in the within-mentioned Indenture.

                                          THE BANK OF NEW YORK,
                                          as Trustee

                                          By: __________________________________
                                                 Authorized Signatory

SECTION 205.      Form of Holder's Redemption Notice.

                           HOLDER'S REDEMPTION NOTICE

                  1. Pursuant to Section 1101(b) of the Indenture, the undersigned hereby elects to have this Security, or any portion of the principal amount hereof (which is US$1,000 or any integral multiple thereof, provided that the unredeemed portion of such principal amount is US$1,000 or any integral multiple thereof) redeemed by the Company.

                  2. The undersigned hereby directs the Trustee or the Company to pay it or __________________ an amount in cash equal to 100% of the principal amount to be redeemed (as set forth below), at the applicable Redemption Price as provided in the Indenture.

                  Terms used and not defined in this Holder's Redemption Notice are used with the same meanings ascribed thereto in the Indenture pursuant to which the attached Securities are issued.

                  [set forth payment instructions]

                                          Dated: _______________________

                                                 ________________________
                                                        Signature

                                                 ________________________
                                                   Signature Guaranteed

Principal amount to be redeemed
(US$1,000 or any integral multiple thereof):     ________________________

Remaining principal amount following
such redemption (US$1,000 or any integral multiple ______________________ thereof):

NOTICE: The signature to the foregoing Holder's Redemption Notice must correspond to the name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

SECTION 206.      Form of Conversion Notice.

                                CONVERSION NOTICE

                  The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is US$1,000 or an integral multiple thereof, provided that the unconverted portion of such principal amount is US$1,000 or an integral multiple thereof), below designated, into Common Shares in accordance with the terms of the Indenture referred to in this Security, and directs that such Common Shares together with a check in payment for any fractional share payable in cash as provided in the Indenture and any Securities representing any unconverted principal amount hereof, be registered in the name of the undersigned unless a different name has been indicated below and be delivered to the undersigned's agent in the Republic of China. If Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

                  In connection with the exercise of the Conversion Right, the undersigned hereby affirms that:

                  (i) I/We have provided the Conversion Agent with the Securities to be converted hereby and any documents required in relation to the exercise of the Conversion Right.

                  (ii) I/We hereby declare that I/we have been notified by the Company that the Company's register of shareholders may be closed from time to time. I/We hereby declare that any applicable condition to conversion of the Securities, if any, has been complied with by me/us, that I/we am/are not acting on behalf of the Company or any of its affiliates.

                  (iii) I/We hereby declare that all stamp, issue, registration or similar taxes and duties payable on conversion of the Securities in the jurisdiction where the Securities are delivered to the Conversion Agent have been paid.

                  Terms used and not defined in this Conversion Notice are used with the same meanings ascribed thereto in the Indenture pursuant to which the attached Securities are issued.

Dated: ___________________

                                                 ____________________________
                                                           Signature

Name:

Address:

(1) If Securities are to be registered in the name of a Person other than the Holder, please print such Person's name and address:

Name:

Address:

(2) [MUST BE COMPLETED]

The certificate for the Common Shares (together with any cash) required to be delivered upon conversion shall be dispatched to the person in the Republic of China whose name and address is given below and in the manner specified below:

Name:

Address:

Manner of Dispatch:

(3) If only a portion of the Securities is to be converted, please indicate:

1.       Principal amount to be converted:

US$___________

(US$1,000 or any integral multiple thereof, provided that the unconverted portion of such principal amount is US$1,000 or an integral multiple thereof)

2. Principal amount and denomination of Securities representing unconverted principal amount to be issued:

Amount: US$________

Denominations: US$______

(4) [MUST BE COMPLETED]

I/We represent and agree that at the time of signing and delivery of this Conversion Notice I/we, or the person who has the beneficial interest in such Securities, if I/we or such person acquired the Securities during the Distribution Compliance Period, I/we or such person, at the time of such acquisition, was not a U.S. Person (within the meaning of Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act")) and I/we, or such person, purchased such Securities, or the beneficial interest therein, in a transaction made in accordance with Rule 903 or Rule 904 of Regulation S.

_____________________________
Signature Guaranteed

(5) [MUST BE COMPLETED]

I/We are providing the information below to enable the Company to comply with its reporting obligations under the laws and regulations of the ROC and understand that the Company shall rely on the information provided herein for such purpose. I/We also agree that the Company may provide or report such information for such purpose.

I/we certify that:

         [CIRCLE ONE]

1. I am not/None of us are a "related person" (as defined below) of the Company.

2. I, or the person whose name and nationality is ____________, is a "related person" of the Company.

A person or entity is deemed to be a "related person" of the Company if the person or entity is:

         (a)      (i)      a company of which the chairman of the board of
                           directors or the general manager serves as the chairman of the board of directors or the general manager of the Company, or is the spouse or member of the immediate or second immediate family of the chairman of the board of directors or general manager of the Company;

                  (ii) a non-profit organization of which the funds donated from the Company exceeds one-third of the non-profit organization's total fund;

                  (iii) a director, supervisor, general manager, vice-general manager, assistant vice-general manager, or departmental head of the Company reporting to the general manager;

                  (iv) the spouse of a director, supervisor or general manager of the Company;

                  (v) a member of the immediate or second immediate families of the Company's chairman of the board of directors or general manager.

                                       OR

         (b) a person or entity in which the Company has invested, which investment is accounted for by the equity method of accounting under generally accepted accounting principles in the ROC; or a person or entity which uses such equity method to account for an investment in the Company.

NOTICE: The signature to the foregoing Conversion Notice must correspond to the name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301.      Title and Terms.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to US$80,000,000, except as provided in Section 312, and except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 1108, 1206 or 1402.

                  The Securities shall be known and designated as the "Zero Coupon Convertible Bonds Due 2008" of the Company. Their Stated Maturity shall be February 10, 2008.

                  The principal of, premium (if any) or interest (if any) on, the Securities shall be payable at the offices of the Trustee or the Paying Agent or at any office or agency maintained for that purpose pursuant to Section 1002; provided, however, that at the option of the Company payment of principal premium (if any) or interest (if any) may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The Securities shall be redeemable or repurchased as provided in Article Eleven and Article Twelve, respectively.

                  The Securities shall be convertible as provided in Article Fourteen.

SECTION 302.      Denominations.

                  The Securities shall be issuable only in registered form without interest coupons and only in denominations of US$1,000 and any integral multiple thereof.

SECTION 303.      Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by one of its other Authorized Officers. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.      Temporary Securities.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.      Registration, Registration of Transfer and Exchange.

                  (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed as the Transfer Agent for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at the offices of the Transfer Agent or at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  Upon the exchange of a Global Security for fully registered Securities in definitive form, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Indenture shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Transfer Agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 1108 or 1402 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 or a notice of repurchase of securities under Section 1202 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (b) Each Global Security issued hereunder shall, upon issuance, bear the legends required by Section 202 to be applied to such a Security and such required legends shall not be removed from such Security except as provided in paragraph (c) of this Section 305.

                  (c) The provisions of clauses (i), (ii), (iii) and (iv) below shall apply only to Global Securities:

                  (i) Each Global Security authenticated under this Indenture shall be registered in the name of the Common Depositary for such Global Security or a nominee thereof and delivered to such Common Depositary or a nominee thereof, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (ii) Notwithstanding any other provision in this Indenture or the Securities, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Common Depositary for such Global Security or a nominee thereof unless (A) Euroclear or Clearstream, as the case may be, has notified the Company that it is unwilling or unable to continue as depository for such Global Security, (B) Euroclear or Clearstream, as the case may be, (i) is closed for business for a continuous period of 14 days (other than by reason of statutory or other holidays) or (ii) announces an intention permanently to cease business or does in fact do so, (C) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Individual Securities or (D) there shall have occurred and be continuing an Event of Default with respect to such Global Security. Any Global Security exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to clause (C) or (D) above may be exchanged in whole or from time to time in part as directed by the Company or the Trustee.

                  (iii) Securities issued in exchange for a Global Security or any portion thereof pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons (each an "Individual Security"), shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Common Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Common Depositary to the Trustee, as Transfer Agent. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Common Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Individual Securities issuable on such exchange to or upon the written order of the Common Depositary or an authorized representative thereof.

                  (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Trustee a reasonable supply of Individual Securities.

                  (v) No Agent Members nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security (including Euroclear and Clearstream and account holders and participants therein unless Euroclear or Clearstream, as the case may be, or its nominee is the registered holder of such Global Security), or under any Global Security, and the registered holder thereof may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Common Depositary or Euroclear or Clearstream or a nominee thereof, as the case may be, or impair, as between Euroclear or Clearstream, their Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

SECTION 306.      Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee or the Transfer Agent, the Company shall execute and the Trustee or the Transfer Agent shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee or the Transfer Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any of their respective agents harmless, then, in the absence of notice to the Company or the Trustee or the Transfer Agent that such Security has been acquired by a protected purchaser, the Company shall execute and the Trustee or the Transfer Agent shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Transfer Agent) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.      No Interest Payable.

                  No interest shall be payable on any Security.

SECTION 308.      Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium (if any) or (subject to Section 307) interest (if any) on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.      Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, however that the Trustee shall not be required to dispose of cancelled Securities.

SECTION 310.      Computation of Interest.

                  Interest, if any, on the Securities shall be computed semi-annually on the basis of a 360-day year of twelve 30-day months.

SECTION 311.      ISIN Numbers.

                  The Company in issuing the Securities may use "ISIN" numbers and/or Common Codes (if then generally in use), and, if so, the Trustee shall use "ISIN" numbers and/or Common Codes in notices of redemption as a convenience to Holders; provided that the Trustee shall assume no responsibility for the accuracy of such numbers and any such redemption shall not be affected by any defect in or omission of such numbers.

SECTION 312.      Over-Allotment Option.

                  Notwithstanding Section 301, the Company may deliver a Company Order to the Trustee directing the Trustee to authenticate and deliver any Optional Securities in an aggregate principal amount not to exceed US$20,000,000 (in addition to the principal amounts of Securities issued as provided in Section 301) at the option of Credit Suisse First Boston (Europe) Limited exercised on behalf of the several initial purchasers of the Securities (the "Over-Allotment Option"), and the Trustee in accordance with such Company Order shall authenticate and deliver such Optional Securities. The Optional Securities will be represented by an increase in the aggregate principal amount of the Global Security. The date on which such Optional Securities are issued shall be referred to as the "Optional Closing Date".

SECTION 313.      Ranking

                  The Securities (i) are direct and unconditional obligations of the Company, (ii) rank at least pari passu in right of payment with all other unsecured and unsubordinated Debt of the Company now or hereafter outstanding (except to the extent that such other Debt (x) ranks above such obligation solely by reason of any Encumbrance upon the whole or part of the Company's property, assets or revenues, present or future, to secure any Debt of the Company at the time such Debt is incurred, or (y) is preferred by mandatory provisions of law) and (iii) are senior in right of payment to all Debt of the Company that is expressed to be subordinated in right of payment to the Securities. The Securities are subordinated to all secured obligations of the Company with respect to claims against the assets securing such obligations.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.      Satisfaction and Discharge of Indenture.

                  This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                           (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B)      all such Securities not theretofore
                  delivered to the Trustee for cancellation

                           (i)      have become due and payable, or

                           (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium (if any) and interest (if any) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.      Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium (if any) or interest (if any), for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.      Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default, whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, and whether or not a notice of redemption shall have been given with respect to all or any portion of the Securities or all or any portion of the Securities shall have been redeemed):

                  (1) a default for more than seven days in the payment of the principal, premium (if any) or interest (if any) with respect to any Security after the date the same is due and payable; or

                  (2) a default by the Company in the performance or observance of any covenant, condition or provision contained in this Indenture or in the Securities on its part to be performed or observed (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) which default continues for a period of 60 days following the date on which a written notice requiring such default to be remedied is delivered by the Trustee to the Company or by the Holders of not less than 25% in principal amount of the Securities then Outstanding to the Company, with a copy to the Trustee; or

                  (3) any Debt having an aggregate principal amount of at least US$15,000,000 (or its equivalent in any other currency) (hereinafter collectively called "Indebtedness") of the Company or any Subsidiary shall become immediately due and payable in advance of its scheduled maturity following a default, or the Company or any Subsidiary defaults in the repayment of any such Indebtedness at the maturity thereof (after giving effect to any applicable grace period therefor) or any guarantee of or indemnity with respect to any Indebtedness of others given by the Company or any Subsidiary shall not be honored when due and called upon (after giving effect to any applicable grace period therefor); or

                  (4) any person entitled to the benefit thereof shall commence proceedings to enforce any Encumbrance upon the whole or any part of the assets or revenues of the Company or any Subsidiary material to the Company and its subsidiaries taken as a whole unless the Company or such Subsidiary is contesting such proceedings in good faith by appropriate proceedings; or

                  (5) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company or any Subsidiary bankrupt or insolvent, or approving a petition seeking reorganization of the Company or any Subsidiary under any applicable bankruptcy, insolvency or reorganization law, or for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or any Subsidiary or of all or substantially all of the business or assets, or for the winding up or liquidation of the affairs, of the Company or any Subsidiary; or

                  (6) the Company or any Subsidiary shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or arrangement under any applicable bankruptcy, insolvency or reorganization law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of all or substantially all its business or assets, or shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or corporate action shall be taken by the Company or any Subsidiary in furtherance of any of the aforesaid purposes; or

                  (7) proceedings shall have been initiated against the Company or any Subsidiary under any applicable bankruptcy, insolvency or reorganization law and such proceedings shall not have been discharged or stayed within a period of 60 days (or such longer period as the Trustee may reasonably consider appropriate in relation to the jurisdiction concerned).

         For the purposes of (3) above, any Indebtedness which is in a currency other than U.S. dollars shall be translated into U.S. dollars at the spot rate for the sale of U.S. dollars against the purchase of the relevant currency quoted by any leading bank in the relevant market selected by the Trustee on any day when the Trustee requests such a quotation for such purposes.

SECTION 502.      Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of, premium (if any) on or interest (if any) on all the Securities on the due date for repayment to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal, premium (if any) or interest (if any) on the due date for repayment shall become immediately due and payable.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) the principal of and premium (if any) on any Securities which have become due otherwise than by such declaration of acceleration,

                           (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.      Collection of Indebtedness and Suits for Enforcement by
                  Trustee.

                  The Company covenants that if default is made in the payment of the principal of or premium (if any) on any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, (i) the whole amount then due and payable on such Securities for principal and premium (if any), and (ii) in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.      Trustee May File Proofs of Claim.

                  In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.      Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.      Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium (if any) or interest (if any), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 607; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of, premium (if any) and interest (if any) on, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium (if any) and interest (if any), respectively.

SECTION 507.      Limitation on Suits.

                  No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of principal of, premium (if any) and interest (if any) on, such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert such Security in accordance with Article Fourteen and to require the Company to redeem or repurchase the Securities in accordance with Articles Eleven and Twelve and to institute suit for the enforcement of any such payment and right to convert or right to require the Company to redeem or repurchase, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.      Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.      Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.      Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the

Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.      Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.      Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of, premium (if any) or interest (if any) on, any Security, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.      Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or in any suit for the enforcement of the right to convert any Security in accordance with Article Fourteen.

SECTION 515.      Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.      Certain Duties and Responsibilities.

                  (a)      Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but not to confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.      Notice of Defaults.

                  The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.      Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

                  (a) the Trustee may fully rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, fully rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee may, after consulting with the Company, make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine in good faith and with cause to make such further inquiry or investigation, then upon giving prior written notice to the Company, it shall be entitled to examine the books, records and premises of the Company at the location specified by the Company during the business hours of the Company, personally or by agent or attorney, at the sole cost of the Company, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation, provided that the Trustee shall have complied all its obligation hereunder and that there shall be no negligence, willful misconduct or bad faith on the part of the Trustee;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (i) the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof. For purposes of this paragraph, a Responsible Officer shall be deemed to have actual knowledge of the contents of any notice which has been properly addressed to such Responsible Officer and sent via facsimile or prepaid registered mail, return receipt requested, and, in either case, for which the sender has received confirmation of receipt;

                  (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

                  (k) the Trustee may request that the Company deliver an Officer's Certificate setting forth the names of individuals and titles of officers authorized to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any persons authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 604.      Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.      May Hold Securities.

                  The Trustee, any Authenticating Agent, any Conversion Agent, any Paying Agent, any Transfer Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Conversion Agent, Paying Agent, Transfer Agent or such other agent.

SECTION 606.      Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607.      Compensation and Reimbursement.

                  The Company agrees:

                  (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

                  (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability, damages, claims or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the reasonable expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services actual rendered are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

SECTION 608.      Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.      Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least US$50,000,000 and its Corporate Trust Office in London. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.      Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 611.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d)      If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.      Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.      Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.      Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614.      Appointment of Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than US$50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                  If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Zero Coupon Convertible Bonds Due 2008 of Macronix International Co., Ltd. described in the within-mentioned Indenture.

                                        The Bank of New York, as Trustee

                                        By:_____________________________
                                                 As Authenticating Agent

                                        By:_____________________________
                                                    Authorized Signatory

                                 ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.      Company to Furnish Trustee Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each December 31 and June 30, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such dates, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Transfer Agent.

SECTION 702.      Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Transfer Agent. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.      Reports by Trustee.

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee in writing when the Securities are listed on any stock exchange.

SECTION 704.      Reports by Company.

                  (a) The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                  (b) To the extent not provided pursuant to paragraph (a) above, the Company shall file with the Trustee a copy, translation or substantially similar version, in each case in the English language, of all notices, statements and documents which are issued to the holders of the Common Shares or filed publicly with the Taiwan Stock Exchange and the ROC Securities and Futures Commission as soon as practicable (but not later 30 days after the date of issue thereof) and make available to the Trustee as many further copies, translations or versions, as the case may be, as the Trustee may reasonably require in order to satisfy requests from Holders for the same.

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.      Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not merge, amalgamate or consolidate with or into any other Person (the Company not being the continuing entity) or sell, convey or transfer all, or substantially all, of its business or assets, whether as a single transaction or a number of transactions, related or not, to any such Person or to one or more members of any group under the common control of such Person unless (i) the Company shall have notified the Holders of such event in accordance with Section 1408; (ii) the Company and such Person shall have executed an indenture supplemental to this Indenture in form satisfactory to the Trustee, providing (x) for adjustments which will be as nearly equivalent as may be practicable to the adjustments provided for in this Indenture, (y) that such Person shall assume the obligations of the Company under the Securities and this Indenture and (z) that each Security then Outstanding shall be convertible into the class and amount of shares and other securities and property receivable upon such consolidation, amalgamation, merger, sale or transfer by a Holder of the number of Common Shares into which such Security would have been convertible immediately prior to such consolidation, amalgamation, merger, sale or transfer, assuming (1) that such Holder of Common Shares of the Company is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person, (2) that such Holder of Common Shares of the Company failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Shares of the Company held immediately prior to such consolidation, merger, sale or transfer by others than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this Section 801 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares), and (3) if the consolidation, merger, sale or transfer is prior to the Conversion Period or any Closed Period, that each Security was convertible at the time of such consolidation, merger, sale or transfer at the initial Share Conversion Price as adjusted from time to time pursuant to Section 1404; (iii) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; (iv) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other Encumbrance which would not be permitted by Section 1008, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and (v) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  The above provisions of this Section 801 will apply in the same way to any subsequent consolidations, amalgamation, mergers, sales or transfers.

SECTION 802.      Successor Substituted.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.      Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (3) to secure the Securities pursuant to the requirements of Section 1008 or otherwise;

                  (4) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 801; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect.

SECTION 902.      Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of any Security, or reduce the principal amount thereof or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Security as provided in Article Fourteen (except as permitted by Section 901(4)), or adversely affect the right to require the Company to redeem Securities as provided in Article Eleven or to require the Company to repurchase Securities as provided in Article Twelve,

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3)      modify any of the provisions of this Section or
         Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.      Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.      Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.      Reference in Securities to Supplemental Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                  ARTICLE TEN

                                    COVENANTS

SECTION 1001.     Payment of Principal, Premium and Interest.

                  The Company will duly and punctually pay principal of, premium (if any) and interest (if any) on, the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.     Maintenance of Office or Agency.

                  At any time any Security is Outstanding, the Company will maintain in London and, as long as the Securities are listed on the Luxembourg Stock Exchange, in Luxembourg, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion or redemption and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. In addition, at any time that Individual Securities shall be issued, the Company will maintain in Luxembourg an office or agency where such Individual Securities may be surrendered for conversion or redemption. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in London and Luxembourg, for such purposes. The Company will give prompt written notice to the Trustee and the Holders (in accordance with Section 106) of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.     Money for Security Payments to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, premium (if any) or interest (if any) on, any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium (if any) or interest (if any) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of, premium (if any) or interest (if any) on, any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium (if any) or interest (if any), and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) hold all sums held by it for the payment of the principal of, premium (if any) or interest (if any) on, Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, (ii) give the Trustee notice of any default by the Company in the making of any payment of principal, premium (if any) or interest (if any) on the Securities and (iii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent;

and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium (if any) or interest (if any) on, any Security and remaining unclaimed for two years after such principal, premium (if any) or interest (if any) has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in accordance with the first paragraph of Section 106, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.     Statement by Officers as to Default.

                  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005.     Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006.     Maintenance of Properties.

                  The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1007.     Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1008.     Restriction on Liens.

                  So long as any of the Securities remains Outstanding, the Company shall not create or permit to be outstanding any mortgage, charge, lien, pledge or other security interest (an "Encumbrance") upon the whole or part of its property, assets or revenues, present or future, to secure for the benefit of the holders of any International Investment Securities (i) payment of any sum due with respect to any such International Investment Securities or (ii) any payment under any guarantee of any such International Investment Securities or
(iii) any payment under any indemnity or other like obligation relating to any such International Investment Securities, without in any such case at the same time granting to the registered Holders of the Securities either the same security as is granted to or is outstanding with respect to such International Investment Securities, guarantee, indemnity or other like obligation or such other security as shall be approved by each Holder of each Outstanding Security or by the Trustee.

                  The Company shall give written notice to the Trustee and the Holders (in accordance with Section 106) of the issuance of any International Investment Securities the terms or manner of issuance of which requires security to be granted to the Holders pursuant to this Section.

SECTION 1009.     Payment of Additional Amounts.

                  All payments of principal, premium (if any) or interest (if any) by the Company with respect to the Securities will be made after any deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the government of the ROC or any authority thereof or therein having power to tax; provided that with respect to any such deduction or withholding from any such payment the Company will pay such Additional Amounts as will result in the receipt by the Holders of the amounts which would have been receivable in the absence of any such withholding or deduction, except that no Additional Amounts shall be payable with respect to any
Securities:

                  (i) to a Holder (or to a third party on behalf of a Holder) who is subject to such Additional Amounts with respect to such Securities by reason of his being connected with the ROC otherwise than by merely holding such Securities or by the receipt of principal, premium (if any) or interest (if any) with respect to any Securities; or

                  (ii) more than 30 days after the relevant date (as defined in the form of Security hereinbefore set forth) except to the extent that the Holder thereof would have been entitled to such Additional Amount on presenting the same for payment on the last day of such 30-day period.

         References to principal, premium (if any) or interest (if any) with respect to the Securities shall be deemed also to refer to any Additional Amounts which may be payable as set forth above.

SECTION 1010.     Compliance with Provisions of Agency Agreement.

                  The Company will fully and punctually comply with and perform all of its obligations under the Paying, Transfer and Conversion Agency Letter of even date herewith appointing the Company's Paying Agent, Conversion Agent and Transfer Agent in Luxembourg, as the same may be amended modified, supplemented or replaced from time to time by the parties thereto (or by other agents of the Company acting with respect to the Securities) in accordance with its terms or otherwise.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.     Right of Redemption.

                  (a) Subject to and upon compliance with the provisions of this Article, the Securities may be redeemed at the election of the Company:

                  (1) as a whole or from time to time in part (provided any partial redemption is a principal amount of US$1,000,000 or an integral multiple thereof) at any time during the times, at the Redemption Price, upon the terms and subject to the conditions specified in the form of Security hereinbefore set forth for redemptions at the election of the Company, at any time during the First Optional Redemption Period and the Second Optional Redemption Period;

                  (2) as a whole, but not in part, at any time prior to the Maturity Date at the Redemption Price, upon the terms and subject to the conditions specified in the form of Security hereinbefore set forth for redemptions at the election of the Company, if at least 90% in principal amount of the Securities have already been redeemed, repurchased and cancelled, or converted; and

                  (3)      in addition to the redemption pursuant to paragraphs
         (a)(1) and (a)(2) above, as a whole, but not in part, at any time during the times, at the Redemption Price, upon the terms and subject to the conditions specified in the form of Security hereinbefore set forth for redemptions at the election of the Company, after the Company has become subject to payment of certain Additional Amounts.

                  (b) The Securities held by any Holder may be redeemed at the election of such Holder as a whole or in part (provided any partial redemption is in a principal amount of US$1,000 or any integral multiple thereof and provided, further, that the unredeemed portion of such principal amount is US$1,000 or any integral multiple thereof) on a Put Date at the Redemption Price, upon the terms and subject to the conditions specified in the form of Securities hereinbefore set forth for redemption at the election of the Holders.

                  (c) Unless previously redeemed, converted or purchased and cancelled as provided in this Indenture, the Company will redeem the Outstanding Securities, at the Redemption Price specified in the form of Security hereinbefore set forth, at the Stated Maturity of such Outstanding Securities.

SECTION 1102.     Applicability of Article.

                  Redemption of Securities at the election of the Company or at the election of the Holders, as permitted or required by any provision of this Indenture or of the Securities, shall be made in accordance with such provision and this Article.

SECTION 1103.     Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities pursuant to Section 1101(a) shall be evidenced by a Board Resolution. The Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed. In the case of any redemption at the election of the Company pursuant to Section 1101(a) the Company shall furnish the Trustee with an Officers' Certificate and such other documents as may be required pursuant to the Indenture or the Securities evidencing compliance with such Section and the Securities.

                  In the case of any redemption at the election of the Company to Section 1101(a), the Company shall furnish the Trustee with an Officers' Certificate setting forth the calculation of the Early Redemption Amount.

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

SECTION 1104.     Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities are to be redeemed pursuant to
Section 1101(a)(1), the particular Securities to be redeemed shall be selected not more than 70 days or less than 40 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to US$1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than US$1,000.

                  If any Security selected for partial redemption is converted in part before termination of the Conversion Period with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

                  The Trustee shall promptly notify the Company and each Transfer Agent in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105.     Notice of Redemption.

                  Notice of redemption at the election of the Company shall be given in accordance with Section 106, mailed and published not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

                  All notices of redemption shall state:

                  (1)      the Redemption Date,

                  (2) the Redemption Price (including, where applicable, the Early Redemption Amount, the Adjustment Amount, the relevant Market Price and the calculation of the Redemption Price),

                  (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                  (4) the Share Conversion Price as of the date of such notice,

                  (5)      the closing price of the Common Shares,

                  (6) the aggregate principal amount of the Outstanding Securities as of the latest practicable date prior to the publication of such notice,

                  (7) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed,

                  (8) that the Securities being redeemed may be converted at any time during the Conversion Period (unless the Company defaults in making the payment due upon redemption), the Share Conversion Price, the date on which the Conversion Period for the Securities being redeemed will terminate and the place or places where such Securities may be surrendered for conversion,

                  (9) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (10)     the ISIN number and/or Common Code.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  Notice of redemption of Securities to be redeemed at the election of a Holder shall be given by a Holder in the form of a Holder's Redemption Notice as set forth in Section 205 or in such other form as may be approved by the Trustee and, in any case, in the manner specified in the form of Securities hereinbefore set forth. In the case of a redemption pursuant to
Section 1101(b), the Company shall give the Holders not less than 30 days' nor more than 60 days' prior notice of the commencement of the period for the deposit of the Securities for redemption.

SECTION 1106.     Deposit of Redemption Price.

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

                  If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in Section 307) be paid to the

Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1107.     Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price specified in the form of Securities hereinbefore set forth. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price specified in the form of Securities hereinbefore set forth.

SECTION 1108.     Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, at the expense of the Company, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                         REPURCHASE AT OPTION OF HOLDERS

SECTION 1201.     Repurchase at Option of Holders.

         In the event of a Delisting, the Company shall make an offer to repurchase all Outstanding Securities at the Repurchase Price, upon the terms and subject to the conditions specified in the form of the Securities hereinbefore set forth for the repurchase by the Company at the election of the Holders, on the 20th Business Day after written notice of the Delisting has been given to the Holders. A Holder may elect to have the Company repurchase all (but not less than all) of the principal amount of the Security held by such Holder.

SECTION 1202.     Offer to Repurchase.

         The offer to repurchase the Securities shall be in the form of a written notice and shall be mailed and published by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, not later than the day on which the Delisting becomes effective. Such notice shall state:

         (1) the Repurchase Date, which shall in no event be later than 20 Business Days after written notice of the Delisting has been given to the Holders;

         (2) a brief description of the date of and events causing such Delisting;

         (3) the Repurchase Price, the calculation of the Repurchase Price and the method by which the Repurchase Price will be paid;

         (4)      the names and addresses of all Paying Agents;

         (5) that on the Repurchase Date the Repurchase Price will become due and payable upon each such Security to be repurchased;

         (6) that the Securities being repurchased may be converted at any time during the Conversion Period, the Share Conversion Price, the date on which the Conversion Period for the Securities being repurchased will terminate and the place or places where such Securities may be surrendered for conversion;

         (7) that the offer to repurchase the Securities shall remain open until the close of the business day prior to the Repurchase Date;

         (8) the place or places where such Securities are to be surrendered for payment of the Repurchase Price;

         (9)      the ISIN number and/or Common Code.

         The notice containing the offer to repurchase the Securities shall also include a repurchase acceptance notice in such other form as may be approved by the Trustee, to be completed by any Holder electing to have all of its Securities repurchased and delivered to the Paying Agent on any business day prior to the close of business at the location of such Paying Agent on the business day prior to the Repurchase Date.

SECTION 1203.     Notice to Trustee.

         The Company shall furnish the Trustee with an Officers' Certificate setting forth the calculation of the Repurchase Amount.

SECTION 1204.     Deposit of Repurchase Price.

         Prior to any Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Repurchase Price of all the Securities which are to be repurchased on that date other than any Securities to be repurchased on that date which have been converted prior to the date of such repurchase.

         If any Security to be repurchased is converted prior to the date of such repurchase, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the repurchase of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1205.     Securities Payable on Repurchase Date.

         Notice of offer to repurchase having been given and accepted by the Holder as aforesaid, the Securities so to be repurchased shall, on the Repurchase Date, become due and payable at the Repurchase Price therein specified. Upon surrender of any such Security for repurchase in accordance with the said notice, such Security shall be paid by the Company at the Repurchase Price.

SECTION 1206.     Securities Repurchased in Part.

         Any Security which is to be repurchased only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, at the expense of the Company, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the un-repurchased portion of the principal of the Security so surrendered.

SECTION 1207.     Tender Offer.

         If a Holder exercises its right to require the Company to repurchase the Securities, and the repurchase constitutes a "tender offer" for purposes of Rule 14e-1 under the Exchange Act, the Company will comply with the requirements of Rule 14e-1 as then in effect with respect to any repurchase.

                                ARTICLE THIRTEEN

                                   [RESERVED]

                                ARTICLE FOURTEEN

                            CONVERSION OF SECURITIES

SECTION 1401.     Conversion Right.

                  Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is US$1,000 or any integral multiple thereof (provided that the unconverted portion of such principal amount is US$1,000 or an integral multiple thereof) may be converted at the principal amount thereof, or of such portion thereof, into Common Shares at any time during the Conversion Period at the Share Conversion Price, upon the terms and subject to the conditions specified in the form of Security hereinbefore set forth.

SECTION 1402.     Exercise of Conversion Right.

                  In order to exercise the Conversion Right, the Holder of any Security to be converted must complete, execute and deposit at his own expense during business hours on any Business Day (in the location where such Security is deposited for conversion) during the Conversion Period or the Closed Period, at the offices of the Trustee or the Conversion Agent or at any office or agency of the Company maintained for that purpose pursuant to Section 1002 a Conversion Notice, in duplicate, duly completed and signed, in the form provided in Section 206 obtainable from such office or in such other form as may be approved by the Trustee, together with the Securities to be converted duly endorsed or assigned to the Company or in blank and any certificates and other documents as may be required under the law of the ROC or the jurisdiction in which such office shall be located.

                  A Conversion Notice once deposited may not be withdrawn without the consent in writing of the Company.

                  Holders who deposit a Conversion Notice on the final Trading Day prior to a Closed Period or who deposit a Conversion Notice during a Closed Period will not be permitted to convert their Securities until a Conversion Date after the end of the Closed Period. Such Holders will not be registered as shareholders and will retain the rights of a Holder with respect to the Securities until the Conversion Date. The price at which such Securities will be converted will be the Share Conversion Price in effect on the Conversion Date.

                  Securities shall be deemed to have been converted upon the opening of business in the ROC on the Conversion Date, and at such time the rights of the Holders of such Securities as Holders shall cease, and, on the Conversion Date, the Company shall register, as notified by the Trustee, the Holder (or its designee) in the Company's register of shareholders as the owner of the number of Common Shares issuable upon conversion of such Securities and, subject to any applicable limitations then imposed by ROC laws and regulations, according to the request made in the relevant Conversion Notice, the Company shall, as soon as practicable, and in any event, subject to any changes to the applicable ROC laws and regulations, within five Trading Days after the Conversion Date, deliver to the local agent appointed by the converting Holder, a certificate or certificates for the relevant Common Shares, registered in the name of the converting Holder specified for that purpose in the relevant Conversion Notice, together with any other property or cash (including, without limitation, cash payable pursuant to the terms of the Securities and this Indenture) required to be delivered upon conversion and such assignments and other documents (if any) as may be required by law to effect the delivery thereof.

                  If the Conversion Date in relation to any Securities shall be on or after a date with effect from which an adjustment to the Share Conversion Price takes retroactive effect pursuant to Section 1404 and the relevant Conversion Date falls on a date when the relevant adjustment has not been reflected in the Share Conversion Price, the provisions of the immediately preceding paragraph shall be applied, mutatis mutandis, to such number of Common Shares as is equal to the number of additional Common Shares that would have been required to be issued on conversion of such Securities if the relevant retroactive adjustment had been made as at the said Conversion Date over the number of such Common Shares previously issued pursuant to such conversion, and, in such event and with respect to such number of Common Shares, references in the immediately preceding paragraph to the Conversion Date shall be deemed to refer to the date upon which such retroactive adjustment becomes effective (disregarding the fact that it becomes effective retroactively).

                  In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, at the expense of the Company, a new Security or Securities, of any authorized denominations as requested by such Holder, in aggregate principal amount equal to the unconverted portion of the principal amount of the Security surrendered for conversion.

SECTION 1403.     Fractions of Shares.

                  No fractional Common Shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full Common Shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. No cash adjustment shall be made with respect to fractional Common Shares. Notwithstanding the foregoing, to the extent applicable, the Company will upon conversion of the Securities pay in U.S. dollars a sum equal to such portion of the principal amount of the Security or Securities deposited for conversion as corresponds to any fraction of a Common Share not issued as aforesaid if such sum exceeds US$10. For the purpose of calculating the amount of such payment, the Market Price on the Trading Day prior to Conversion Date and the fixed exchange rate of NT$34.66 = US$1.00 shall be used.

SECTION 1404.     Adjustment of Share Conversion Price.

                  The Share Conversion Price shall be subject to adjustment as follows:

                  (i) (a) If the Company shall (1) except as provided in sub-paragraph (c) below, declare a dividend in, or make a free distribution of, Common Shares, (2) sub-divide its outstanding Common Shares, (3) consolidate its outstanding Common Shares into a smaller number of Common Shares, or (4) reclassify any of its Common Shares into other securities of the Company, then the Share Conversion Price shall be appropriately adjusted with respect to Conversion Dates occurring after the coming into effect of the adjustment described in this paragraph such that the Holder of any Security shall be entitled to receive the number of Common Shares and/or other securities of the Company which he would have held or have been entitled to receive after the happening of any of the events described above had such Security been converted immediately prior to the happening of such event (or, if the Company has fixed a prior record date for the determination of shareholders entitled to receive any such dividend or free distribution of Common Shares or other securities issued upon any such sub-division, consolidation or reclassification, immediately prior to such record date), but without prejudice to the effect of any other adjustment to the Share Conversion Price made with effect from the date of the happening of such event (or such record date) or any time thereafter.

                  (b) An adjustment made pursuant to this paragraph (i) shall become effective immediately on the relevant event referred to above becoming effective or, if a record date is fixed therefor, immediately after such record date; provided that in the case of a dividend in, or a free distribution of, Common Shares which must, under applicable ROC law, be submitted for approval to an ordinary meeting of shareholders or be approved by a meeting of the Board of Directors of the Company before being legally paid or made, and which is so approved after the record date fixed for the determination of shareholders entitled to receive such dividend or distribution, such adjustment shall, immediately after such approval being given by such meeting, become effective retroactively to immediately after such record date.

                  (c) If the Company shall declare a dividend in or make a free distribution of Common Shares, which dividend or distribution is to be made to shareholders as of a record date which is also:

                           (1) the record date for the issue of any options, rights or warrants which requires an adjustment of the Share Conversion Price pursuant to paragraph (ii) below; or

                           (2) the day immediately before the date of issue of any securities convertible into or exchangeable for Common Shares, or the date of issue of any Common Shares, options, rights or warrants which, in any such case, requires an adjustment of the Share Conversion Price pursuant to paragraph
                  (iv) below;

then (except where such dividend or free distribution gives rise to a retroactive adjustment of the Share Conversion Price under this paragraph (i)) no adjustment of the Share Conversion Price in respect of such dividend or free distribution shall be made under this paragraph (i), but in lieu thereof an adjustment shall be made under paragraph (ii) or (iv) below (as the case may require) by including in "n" for the purposes of such calculation the aggregate number of Common Shares to be issued pursuant to such dividend or free distribution.

                  (ii) If the Company shall grant, issue or offer to the holders of Common Shares any options, rights or warrants entitling them to subscribe for or purchase Common Shares or any securities convertible into or exchangeable for Common Shares at a consideration per Common Share receivable by the Company (determined as provided in paragraph (v) below) which is fixed:

                           (a)      on or prior to the record date mentioned
below and is less than the Current Market Price per Common Share at such record date; or

                           (b)      after the record date mentioned below and is
less than the Current Market Price per Common Share on the date the Company fixes the said consideration,

then the Share Conversion Price in effect (in a case within sub-paragraph (a) above) on the record date for the determination of shareholders entitled to receive such options, rights or warrants or (in a case within sub-paragraph (b) above) on the date the Company fixes the said consideration shall be adjusted in accordance with the following formula:

                  NCP = OCP x [(N + v) / (N + n)]

where:

                  NCP =    the Share Conversion Price after such adjustment.

                  OCP =    the Share Conversion Price before such adjustment.

                  N = the number of Common Shares outstanding (giving effect to paragraph (vi) below) at the close of business in the ROC (in a case within (a) above) on such record date or (in a case within (b) above) on the date the Company fixes the said consideration.

                  n = the number of Common Shares initially to be issued upon exercise of such options, rights or warrants and/or conversion or exchange of such convertible or exchangeable securities at the said consideration.

                  v = the number of Common Shares which the aggregate consideration receivable by the Company (determined as provided in paragraph (v) below) would purchase at such Current Market Price per Share specified in sub-paragraph (a) or, as the case may be, sub-paragraph (b) above.

                  Such adjustment shall become effective (in a case within sub-paragraph (a) above) immediately after the record date for the determination of shareholders entitled to receive such rights or warrants or (in a case within sub-paragraph (b) above) immediately after the Company fixes the said consideration but retroactively to immediately after the record date for the said determination.

                  If, in connection with a grant, issue or offer to the holders of Common Shares of options, rights or warrants entitling them to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares, any such Common Shares or any such securities which are not subscribed for or purchased by the persons entitled thereto are offered to and/or subscribed by others (whether as members of the public or pursuant to placement or underwriting agreements or otherwise), no further adjustments shall be required or made to the Share Conversion Price by reason of such offer and/or subscription and/or as the case may be, the conversion or exchange of such securities.

                  In the event that a portion of the options, rights or warrants which would otherwise be the subject of this paragraph (ii) is issued to existing employees of the Company in accordance with mandatory provisions of ROC law, then such portion of the options, rights or warrants issued shall be treated as if it were issued to the holders of Common Shares for the purposes of the adjustment of the Share Conversion Price pursuant hereto.

                  (iii) If the Company shall make any Capital Distribution or pay as a dividend or distribute to the holders of Common Shares evidences of its indebtedness, shares of capital stock of the Company (other than Common Shares), assets (excluding regular periodic dividends in cash not constituting a Capital Distribution) or options, rights or warrants to subscribe for or purchase shares or securities (excluding those options, rights or warrants referred to in paragraph (ii) above), then the Share Conversion Price in effect on the record date for the determination of shareholders entitled to receive such Capital Distribution, dividend or distribution shall be adjusted in accordance with the following formula:

                  NCP = OCP x [(CMP + fmv) / CMP]

where:

                  NCP and OCP have meanings ascribed thereto in paragraph (ii) above.

                  CMP = the Current Market Price per Common Share on the record date for the determination of shareholders entitled to receive such Capital Distribution, dividend or distribution.

                  fmv = the fair market value (as determined by Board Resolution of the Company or, if pursuant to applicable ROC law such determination is to be made by application to a court of competent jurisdiction, as determined by such court or by an appraiser appointed by such court) of the portion of the evidences of indebtedness, shares, assets, rights or warrants so dividended or distributed applicable to one Common Share.

                  In making a determination of the fair market value of any such options, rights or warrants, the Company shall consult a leading member securities company or bank in the ROC selected by the Company and shall give appropriate consideration to the advice received from such company or bank.

                  Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such Capital Distribution, dividend or distribution; provided that (a) in the case of such a distribution which must, under applicable ROC law, be submitted for approval to a general meeting of shareholders or be approved by a meeting of the Board of Directors of the Company before such distribution may legally be made and is so approved after the record date fixed for the determination of shareholders entitled to receive such dividend or distribution, such adjustment shall, immediately upon such approval being given by such meeting, become effective retroactively to immediately after such record date and (b) if the fair market value of the evidences of indebtedness, shares, assets, rights or warrants so distributed cannot be determined until after the record date fixed for the determination of shareholders entitled to receive such distribution, such adjustment shall, immediately upon such fair market value being determined, become effective retroactively to immediately after such record date.

                  (iv) If the Company shall (a) issue any securities convertible into or exchangeable for Common Shares (other than the Securities, or in any of the circumstances described in paragraph (ii) above) or grant, issue or offer any options, rights or warrants to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares (other than options, rights or warrants granted, issued or offered in any of the circumstances described in paragraphs (ii) or (iii) above) or (b) issue any Common Shares (other than Common Shares issued (1) upon conversion or exchange of any convertible or exchangeable securities issued by the Company, or (2) upon exercise of any options, rights or warrants granted, offered or issued by the Company, or (3) in any of the circumstances described in paragraphs (i) or (ii) above, or (4) to shareholders of any company that merges into the Company, in proportion to their shareholding in such company immediately prior to such merger, upon such merger), and in any case the consideration per Common Share receivable by the Company (determined as provided in paragraph (v) below) shall be less than the Current Market Price per Common Share on the date on which the Company fixes the said consideration (or, if the issue of such securities, options, rights, warrants or Common Shares is subject to approval by a general meeting of shareholders, on the date on which the Board of Directors of the Company fixes the consideration to be recommended at such meeting), then the Share Conversion Price in effect immediately prior to the date of issue of such securities, options, rights, warrants or Common Shares shall be adjusted in accordance with the following formula:

                  NCP = OCP x [(N + v) / (N + n)]

where:

                  NCP and OCP have the meanings ascribed thereto in paragraph
(ii) above.

                  N = the number of Common Shares outstanding (giving effect to paragraph (vi) below) at the close of business in Taiwan on the day immediately prior to the date of the issue of such securities, additional Common Shares or rights or warrants.

                  n = the number of Common Shares to be issued upon conversion or exchange of such convertible or exchangeable securities at the initial conversion or exchange price or rate, the number of additional Common Shares issued as aforesaid or, as the case may be, the number of Common Shares to be issued on exercise of such options, rights or warrants and (if applicable) conversion or exchange of such convertible or exchangeable securities at the said consideration.

                  v = the number of Common Shares which the aggregate consideration receivable by the Company (determined as provided in paragraph (v) below) would purchase at such Current Market Price per Share.

                  Such adjustment shall become effective as of the calendar day in the ROC corresponding to the calendar day at the place of issue on which such securities, options, rights, warrants or Common Shares are issued.

                  (v) For the purposes of any calculation of the consideration receivable by the Company pursuant to paragraphs (ii) or (iv) above, the following provisions shall be applicable:

                           (a) in the case of the issue of Common Shares for cash, the consideration shall be the amount of such cash; provided that in no case shall any deduction be made for any commissions or any expenses paid or incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                           (b) in the case of the issue of Common Shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors of the Company (and in making such determination the Company shall consult a leading independent member securities company or bank in the ROC selected by the Company and shall give appropriate consideration to the advice received from such company or bank) or, if pursuant to applicable ROC law such determination is to be made by application to a court of competent jurisdiction, as determined by such court or an appraiser appointed by such court, irrespective of the accounting treatment thereof;

                           (c) in the case of the issue (whether initially or upon the exercise of options, rights or warrants) of securities convertible into or exchangeable for Common Shares, the aggregate consideration receivable by the Company shall be deemed to be the consideration received by the Company for such securities and (if applicable) options, rights or warrants plus the additional consideration (if any) to be received by the Company upon (and assuming) the conversion or exchange of such securities at the initial conversion or exchange price or rate and (if applicable) the exercise of such options, rights or warrants at the initial subscription or purchase price (the consideration in each case to be determined in the same manner as provided in sub-paragraphs
                  (a) and (b) above) and the consideration per Common Share receivable by the Company shall be such aggregate consideration divided by the number of Common Shares to be issued upon (and assuming) such conversion or exchange at the initial conversion or exchange price or rate and (if applicable) the exercise of such options, rights or warrants at the initial subscription or purchase price;

                           (d) in the case of the issue of options, rights or warrants to subscribe for or purchase Common Shares, the aggregate consideration receivable by the Company shall be deemed to be the consideration received by the Company for any such options, rights or warrants plus the additional consideration to be received by the Company upon (and assuming) the exercise of such options, rights or warrants at the initial subscription or purchase price (the consideration in each case to be determined in the same manner as provided in sub-paragraphs (a) and (b) above) and the consideration per Common Share receivable by the Company shall be such aggregate consideration divided by the number of Common Shares to be issued upon (and assuming) the exercise of such options, rights or warrants at the initial subscription or purchase price; and

                           (e) if any of the consideration referred to in any of the preceding sub-paragraphs of this paragraph (v) is receivable in currency other than New Taiwan dollars, such consideration shall (in any case where there is a fixed rate of exchange between New Taiwan dollars and the relevant currency for the purposes of the issue of the Common Shares, the conversion or exchange of such securities or the exercise of such options, rights or warrants) be translated into New Taiwan dollars for the purposes of this paragraph (v) at such fixed rate of exchange and shall (in all cases) be translated into New Taiwan dollars at the mean of the exchange rate quotations (being quotations for the cross rate through U.S. dollars if no direct rate is quoted) by a leading bank in Taiwan for buying and selling spot units of the relevant currency by telegraphic transfer against New Taiwan dollars on the date as of which the relevant Current Market Price per Common Share is computed for the purposes of the relevant calculation pursuant to paragraphs (ii) or (iv) above (as the case may be).

                  (vi) If, at the time of computing an adjustment (the "later adjustment") of the Share Conversion Price pursuant to paragraphs (ii) or
(iv) above, the Share Conversion Price already incorporates an adjustment made (or taken or to be taken into account) to reflect an issue of Common Shares or of securities convertible into or exchangeable for Common Shares or of options, rights or warrants to subscribe for or purchase Common Shares or securities, to the extent that the number of such Common Shares taken into account for the purposes of calculating such adjustment exceeds the number of such Common Shares issued at the time relevant for ascertaining the number of outstanding Common Shares for the purposes of computing the later adjustment, such Common Shares shall be deemed to be outstanding for the purposes of making such computation.

                  (vii) No adjustment of the Share Conversion Price shall be required unless such adjustment would require an increase or decrease in such price of at least 1% of the then prevailing Share Conversion Price; provided that any adjustment which by reason of this paragraph (vii) is not required to be made shall be carried forward and taken into account (as if such adjustment had been made at the time it would have been made but for the provisions of this paragraph (vii)) in any subsequent adjustment. All calculations under this
Section 1404 shall be made to the nearest NT$0.01.

                  (viii) Notwithstanding the provisions of this Section 1404, the Share Conversion Price shall not be reduced below the par value of the Common Shares (NT$10.00 at the date thereof) as a result of any adjustment made hereunder and the Company covenants not to take any action which would effect any such reduction unless under applicable law then in effect Securities may be converted at such reduced Share Conversion Price into legally issued Common Shares.

                  (ix) Any reference herein to the date on which a consideration is "fixed" shall, where the consideration is originally expressed by reference to a formula which cannot be expressed as an actual cash amount until a later date, be construed as a reference to the first day on which such cash amount can be ascertained.

                  (x) Subject to paragraph (viii) above, the Company may (but shall not be required to) make such reductions in the Share Conversion Price, in addition to those required by paragraphs (i), (ii), (iii) and (iv) above, as it considers to be advisable in order to avoid or diminish any income tax to any holders of Common Shares resulting from any dividend or distribution of stock or issuance of options, rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

                  (xi) If the Company determines that an event or circumstance has occurred that has an effect which is analogous to the events referred to in sub-paragraphs (i) to (iv) above, it shall notify the Trustee in writing accordingly and shall consult with a leading independent securities company or bank in the ROC selected by the Company and approved by the Trustee regarding what adjustment, if any, should be made to the Share Conversion Price to preserve the value of the Conversion Rights of Holders and shall make an appropriate adjustment to the Share Conversion Price after giving due consideration to the advice received from such company or bank.

SECTION 1405.     Notice of Adjustments of Conversion Price.

                  Whenever the Share Conversion Price is adjusted as herein provided:

                  (a) the Company shall compute the adjusted Share Conversion Price in accordance with Section 1404 and shall prepare a certificate signed by the Treasurer of the Company setting forth such adjusted Share Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002; and

                  (b) a notice stating that the Share Conversion Price has been adjusted and setting forth such adjusted Share Conversion Price, shall forthwith be required, and as soon as practicable after it is required, such notice shall be given by the Company to all Holders in accordance with Section 106.

SECTION 1406.     [Reserved]

SECTION 1407.     Special Conversion Price Reset

                  The Company may send a notice to the Holders, within 30 Trading Days prior to the occurrence of a Put Date or the Maturity Date (each a "Special Reset Date"), giving such Holders an option to convert all or part of the Bonds at an adjusted Share Conversion Price (a "Special Conversion Price Reset") in accordance the following formula, provided that the Deposit Date with respect to such Conversion Notice shall not be more than seven Business Days.

         Adjusted Share Conversion Price = Special Reset Market Price X Specified Percentage

                 The Specified Percentage shall correspond to the relevant Put Date and the Maturity Date as set forth below:

     Put Date                        Specified Percentage
-----------------                    --------------------
February 10, 2004                            90.9%
February 10, 2005                            89.1%
February 10, 2006                            87.4%
February 10, 2007                            85.8%
Maturity Date                                84.2%

                  Such adjusted Share Conversion price shall be rounded upwards, if necessary, to the nearest NT$$0.01, provided that:

                  (a) the terms and conditions of adjustments under Section 1404 shall apply mutatis mutandis to any Special Conversion Price Resets to ensure that appropriate adjustments shall be made to any Market Price to reflect any adjustments made under Section 1404 to the Share Conversion Price during the period of calculation of the Special Reset Market Price;

                  (b) the Share Conversion Price shall not be reduced below the par value of the Common Shares unless, under applicable law then in effect, the Securities could be converted at such reduced Share Conversion Price into legally issued, non-assessable and fully-paid common shares; and

                  (c) for the avoidance of doubt (x) any Special Conversion Price Resets to the Share Conversion Price made shall only be downward adjustments and (y) a Special Conversion Price Reset may be made in respect of any Special Reset Date notwithstanding that an adjustment may have been made in respect of a preceding Special Reset Date, if any.

                  Any Special Conversion Price Reset shall become effective as of the relevant Special Reset Date and shall be notified to the Holders within five days of the relevant Special Reset Date in accordance with Section 106.

SECTION 1408.     Notice of Certain Corporate Action.

                  At any time:

                  (a) the Company shall declare a dividend in or make any other distribution on, or pay or make any cash or other distribution with respect to its Common Shares, other than a regular periodic cash dividend not constituting a Capital Distribution, or shall authorize the granting, issue or offer to the holders of Common Shares of options, rights or warrants to subscribe for or purchase any shares or securities (other than Common Shares or any shares or any securities convertible into or exchangeable for Common Shares or any shares or securities other than Common Shares); or

                  (b) there shall be any reclassification of the Common Shares (including a subdivision or consolidation of the Company's outstanding Common Shares) or any consolidation, amalgamation or merger to which Section 801 applies or the sale or transfer of all or substantially all of the assets of the Company; or

                  (c) the Company shall authorize the issue of any securities convertible into or exchangeable for Common Shares or options, rights or warrants to subscribe for or purchase Common Shares or securities (other than those referred to in paragraph (a) above), or any Common Shares, which will upon issue give rise to an adjustment to the Conversion Price pursuant to Section 1404; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall forthwith give written notice thereof to the Trustee and, in addition it will at least 20 days prior to the applicable (in the case of sub-paragraph (i) below) record date or (in the case of sub-paragraph (ii) below) record date or date of submission, whichever is earlier, or (in the case of sub-paragraph (iii) below) date of submission or (in the case of sub-paragraph (iv) below) date of issue or (in the case of sub-paragraph (v) below) record date or effective date, whichever is earlier, cause such notice to be filed at each office or agency maintained for the conversion of Securities pursuant to Section 1002 and given to the Holders in accordance with Section 106 stating, as the case may require:

                  (i) the record date for such granting, issue or offer of rights or warrants, dividend, distribution or payment or such reclassification (and, in the case of the granting, issue or offer of options, rights or warrants, the period during which such rights or warrants may be exercised); or

                  (ii) the date (x) on which such reclassification, consolidation, merger, amalgamation, sale, transfer, dissolution, liquidation or winding-up is to be submitted to a general meeting of shareholders of the Company for approval and (y) that is the record date for the same (if applicable) and (z) on which such reclassification, consolidation, merger, amalgamation, sale, transfer, dissolution, liquidation or winding-up is expected to become effective and as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for Common Shares, securities, cash or other property deliverable upon such reclassification, consolidation, merger, amalgamation, sale, transfer, dissolution, liquidation or winding-up; or

                  (iii) (in the event of the declaration of a dividend or other distribution referred to in paragraph (a) above, the payment of which must, under mandatory provisions or the law of the ROC be submitted for approval to a general meeting of shareholders before such dividend or other distribution may legally be paid or made) the date of such submission; or

                  (iv) in the event of an issue referred to in paragraph (c) above, the date of such issue; or

                  (v) (in the event of a reclassification, consolidation, merger, amalgamation, sale, transfer, dissolution, liquidation or winding-up referred to in paragraph (b) above not being submitted to a general meeting of shareholders of the Company for approval) (y) the record date for the same (if applicable) and (z) the date when the same becomes effective;

provided that if the exact date or period required to be given in a notice referred to in this Section is not known at the time of such notice to the Trustee, such notice shall indicate the approximate date thereof and the Company shall give a second notice to the Trustee as soon as practicable, specifying such exact date or period of submission, and shall also cause such second notice to be filed at each office or agency maintained for the conversion of Securities pursuant to Section 1002 and given to all the Holders in accordance with Section 106 as soon as practicable. Notwithstanding the foregoing, in the case of any issue referred to in paragraph (iii) above, the Company shall not be required to give any notice mentioned above before the date upon which the relevant consideration per Common Share for such issue is fixed (as defined in Section 1404(ix) above) by the Company but in any such case the Company shall promptly upon the fixing of such consideration give notice in accordance with the above provisions of this Section 1408.

                  The failure to give notice required by this Section 1408 or any defect therein shall not affect the legality or validity of any dividend, distribution, rights, warrants, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up, or the vote on any such action.

SECTION 1409.     Taxes on Conversions.

                  The Company will pay any and all taxes arising in the ROC that may be payable with respect to the issue or delivery of the Common Shares on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax arising in the jurisdiction in which the Securities are deposited for conversion with respect to the issue or delivery of the Common Shares on conversion of Securities or to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of the Common Shares in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

SECTION 1410.     Covenants Relating to Conversion.

                  The Company hereby agrees that, so long as any Conversion Right is, or is capable of being or becoming, exercisable, it shall:

                  (a) at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Shares, for the purpose of effecting the conversion of Securities, the full number of Common Shares then issuable upon the conversion of all Outstanding Securities.

                 (b) cause all Common Shares issued upon conversion of Securities to be upon issuance duly and validly issued, fully paid and nonassessable and, except as provided in Section 1410, the Company will pay all taxes, liens and charges with respect to the issue thereof.

                  (c) except as required under ROC laws and regulations or the Company's Articles of Incorporation, not close its register of shareholders or take any other action which prevents the transfer of its Common Shares generally unless, under the law of the ROC as then in effect, the Securities may be converted legally and the Common Shares issued upon conversion may (subject to any limitation imposed by law) be transferred (as between transferor and transferee although not as against the Company) at all times during the period of such closure or while such other action is effective, and shall not take any action which prevents the conversion of the Securities or the issuance of Common Shares with respect thereto or the registration of the Common Shares issued upon conversion of the Securities;

                  (d) without any further action by a holder of Common Shares, take all action necessary and use its best efforts to obtain all ROC governmental approvals required for the issuance of Common Shares upon the conversion of Securities;

                  (e) not take any action which would result in an adjustment of the Conversion Price if, after giving effect thereto, the Conversion Price would (but for the provisions of Section 1404(vii)) be decreased to such an extent that the Common Shares to be issued on conversion of any Security could not, under any applicable law then in effect, be legally issued;

                  (f) use its best efforts to obtain and maintain a listing on the Taiwan Stock Exchange for all the issued Common Shares or, if, having used such best efforts, it is unable to obtain or maintain such listing, use its best efforts to obtain and maintain a listing for the Common Shares on such other stock exchange or exchanges as the Company may from time to time determine, and shall give notice of the identity of such stock exchange or exchanges to the Holders;

                  (g) at any time after the commencement of the Conversion Period, not create or issue any class of share capital other than Common Shares without giving to the Holders notice at least 20 days (or, if practicable, 30 days) prior to the relevant record date for the determination of shareholders entitled to vote at the meeting of shareholders at which an amendment to the Company's Articles of Incorporation to enable the Company to create such class of share capital is to be voted upon;

                  (h) if any firm public offer is made by the Company to all holders of Common Shares (or such holders other than the offeror and/or any Affiliate of the offeror and/or persons associated or acting in concert with the offeror) to acquire all or a portion of the Common Shares and such offer comes to the knowledge of an Authorized Officer of the Company, give notice of such offer to the Holders in accordance with Section 106 within 15 days after obtaining such knowledge; and

                  (i) cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002 and cause to be given to all Holders in accordance with Section 106, at least 10 days prior to the commencement or termination of a Closed Period (or, in the event the Company does not have 10 days advance knowledge of the commencement or termination of a Closed Period, as soon as practicable after the Company receives knowledge thereof), a notice setting forth the dates upon which the Closed Period shall commence and shall terminate; and, if the termination date of such Closed Period is not fixed at the time of filing and giving such notice, such notice shall set forth an approximation of such termination date, and the Company shall upon the fixing or occurrence of such termination date (whichever shall occur first) file and give in like manner another notice setting forth the termination date of such Closed Period.

SECTION 1411.     Cancellation of Converted Securities.

                  All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 308.

SECTION 1412.     [Reserved]

SECTION 1413.     Trustee Adjustment Disclaimer.

                  The Trustee has no duty to determine when an adjustment under this Article Fourteen should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under
Section 801 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article Fourteen. Each Conversion Agent (other than the Company or an Affiliate of the Company) shall have the same protection under this Section 1413 as the Trustee.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                        MACRONIX INTERNATIONAL CO., LTD.

                                        By:       /s/ Ray Mak
                                            ------------------------------------
                                            Name:  Ray Mak
                                            Title: Vice President

                                        THE BANK OF NEW YORK

                                        By:       /s/ Michael Thomson
                                            ------------------------------------
                                            Name:  Michael Thomson
                                            Title: Vice President

                                      -90-